Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 16,569.52
Total Fee Amount	16,569.52
Total Transaction Valuation	108,226,800.60
Total Offset Amount	0.00
Net Fee	$ 0.00